    As filed with the Securities and Exchange Commission on November 23, 1998

                                                      Registration No. 333-_____

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                            THE KROLL-O'GARA COMPANY
             (Exact name of registrant as specified in its charter)

           Ohio                                        31-1470817
 ------------------------                 ------------------------------------
 (State of Incorporation)                 (I.R.S. Employer Identification No.)

      9113 LeSaint Drive, Fairfield, Ohio                 45014
 ----------------------------------------------------------------------
          (Address of Principal Executive Offices)           (Zip Code)

                             1996 STOCK OPTION PLAN
                            (Full title of the plan)

                              Abram S. Gordon, Esq.
                  Vice President, General Counsel and Secretary
                            The Kroll-O'Gara Company
                               9113 LeSaint Drive
                              Fairfield, Ohio 45014
                     (Name and address of agent for service)

                     Telephone number, including area code,
                      of agent for service: (513) 874-2112
                      ------------------------------------

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------------
                                                       Proposed                    Proposed
         Title of                Amount                 maximum                     maximum
        securities                to be                offering                    aggregate                   Amount of
          to be                registered                price                     offering                  registration
        registered                 (1)               per share (2)                 price (2)                      fee
----------------------------------------------------------------------------------------------------------------------------------


Common Stock, par                921,000                 $29.00                  $26,709,000.00                $7,879.16
value $.01                       shares


==================================================================================================================================

(1)  This Registration Statement also covers such indeterminable number of additional shares of Common Stock as may become issuable with respect to all or any of such shares pursuant to antidilution provisions in the plan.

(2)  Inserted solely for purposes of computing the registration fee and based, pursuant to Rule 457(h) under the Securities Act of
     1933, as amended, on the average of the high and low prices of the Common Stock on November 16, 1998, on the Nasdaq National
     Market.

This Registration Statement also relates to Form S-8 Registration Statements No. 333-27553 and 333-49145.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


              This Registration Statement, being filed in accordance with General Instruction E to Form S-8, incorporates by reference the contents of Form S-8 Registration Statements No. 333- 27553 and 333-49145.

Item 3.  Incorporation of Documents by Reference
------------------------------------------------

              The documents listed below are incorporated by reference into and made a part of this registration statement. In addition, all documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be part thereof from the date of filing of such documents.

              (a) The registrant's annual report on Form 10-K for the fiscal year ended December 31, 1997;

              (b)    All other reports filed by the registrant pursuant to
                     Section 13(a) or 15(d) of the Exchange Act since December 31, 1997; and

              (c) The description of the registrant's Common Stock contained in its registration statement on Form 8-A (File No. 000-21629) filed on October 28, 1996 under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

Item 8.  Exhibits
-----------------

5         Opinion of Counsel
23.1      Consent of Arthur Andersen LLP
23.2      Consent of Deloitte & Touche LLP
23.3      Consent of KPMG Peat Marwick LLP
23.4 Consent of Arthur Andersen LLP (in respect of financial statements of Laboratory Specialists of America, Inc. incorporated by reference)
23.5 Consent of Crowe, Chizek and Company LLP (in respect of financial statements of Kizorek, Inc. incorporated by reference)
23.6      Consent of Counsel (included in Exhibit 5)
24        Power of Attorney

                                   SIGNATURES

       The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 20th day of November, 1998.


                               THE KROLL-O'GARA COMPANY


                               By: /s/ Jules B. Kroll
                                   ---------------------------
                                   Jules B. Kroll
                                   Chairman of the Board and
                                   Chief Executive Officer


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of the 20th day of November, 1998.


     Signature                                       Title
     ---------                                       -----

 /s/ Jules B. Kroll                 Chairman of the Board and Chief Executive Officer
---------------------------         (principal executive officer)
 Jules B. Kroll


 /s/ Thomas M. O'Gara*              Vice Chairman of the Board
---------------------------
Thomas M. O'Gara


 /s/ Wilfred T. O'Gara*             President, Chief Operating Officer and Director
---------------------------
 Wilfred T. O'Gara


 /s/ Nazzareno E. Paciotti          Chief Financial Officer
---------------------------         (principal financial officer)
 Nazzareno E. Paciotti


 /s/ Nicholas P. Carpinello         Controller and Treasurer
---------------------------         (principal accounting officer)
 Nicholas P. Carpinello


 /s/ Michael G. Cherkasky*          Director
---------------------------
 Michael G. Cherkasky


 /s/ Marshall S. Cogan*             Director
---------------------------
 Marshall S. Cogan

 /s/ Michael J. Lennon*             Director
---------------------------
 Michael J. Lennon


 /s/ Raymond E. Mabus*              Director
---------------------------
 Raymond E. Mabus


 /s/ Hugh E. Price*                 Director
---------------------------
 Hugh E. Price


 /s/ Jerry E. Ritter*               Director
---------------------------
 Jerry E. Ritter


 /s/ William S. Sessions*           Director
---------------------------
 William S. Sessions


 /s/ Howard I. Smith*               Director
---------------------------
 Howard I. Smith


*Pursuant to Power of Attorney


By: /s/ Abram S. Gordon
   ----------------------------------------
   Abram S. Gordon, Attorney-in-Fact